                                    SYSCOMM
                           INTERNATIONAL CORPORATION

    NUMBER                                                    SHARES

SIC

 COMMON STOCK                                            CUSIP 871942 10 8
Par Value $.01                                        SEE REVERSE FOR CERTAIN
                                                   DEFINITIONS AND ABBREVIATIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE This certifies that is the owner of



          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                       SYSCOMM INTERNATIONAL CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
          Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                                [Corporate Seal]


CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER        SECRETARY


COUNTERSIGNED AND REGISTERED:
                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                                   (New York)
                                                                  TRANSFER AGENT
                                                                  AND REGISTRAR
                BY
                                                            AUTHORIZED SIGNATURE

                       SYSCOMM INTERNATIONAL CORPORATION

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common         UNIF GIFT MIN ACT - .....Custodian.......
                                                          (Cust)         (Minor)

TEN ENT - as tenants by the entireties             under Uniform Gifts to Minors

JT TEN  - as joint tenants with right              Act..........................
          of survivorship and not as                         (State)
          tenants in common

     Additional abbreviations may also be used though not in the above list.

 For value received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________
|                                     |
|_____________________________________| ________________________________________

________________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated _____________________

        ________________________________________________________________________
NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN
        UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
        ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED

By   _____________________________________
     THE SIGNATURE(S) SHOULD BE GUARANTEED
     BY AN ELIGIBLE GUARANTOR INSTITUTION,
     (BANKS, STOCKBROKERS, SAVINGS AND
     LOAN ASSOCIATIONS AND CREDIT UNIONS)
     WITH MEMBERSHIP IN AN APPROVED
     SIGNATURE GUARANTEE MEDALLION PROGRAM
     PURSUANT TO S.E.C. RULE 17Ad-18.